SECURITIES AND EXCHANGE COMMISSION
                      Washington D.C. 20549



                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934



                  Commission file Number 1-7276


Date of Report (Date of earliest event reported) March 14, 2001

                      EXOLON-ESK COMPANY
    (Exact name of registrant as specified in its charter)



      DELAWARE                             16-0427000
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)



1000 EAST NIAGARA STREET, PO BOX 590, TONAWANDA, NY  14150
___________________________________________________________
  (Address of principal executive offices)       (Zip Code)



     (Registrant's telephone number, including area code)
                        (716) 693-4550


                        NOT APPLICABLE
      ___________________________________________________
     (Former name, former address and former fiscal year,
                 if changed since last report)




Item 5.   Other Events

On March 14, 2001, Exolon-ESK Company (the "Company") issued the attached press release with respect to a Merger Agreement entered into by the Company, Washington Mills Company, Inc.("Washington Mills"), and EXL Acquisition Corp, a wholly-owned subsidiary of Washington Mills. Company will be the surviving entity. Several large shareholders of Company and their affiliates will directly sell their shares to Washington Mills.

Item 7.

   (c)Exhibit             Description

       99.1               Text of press release dated March 14, 2001.


SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

EXOLON-ESK COMPANY


Date:  March 14, 2001         By/s/ J. Fred Silver
                                    J. Fred Silver
                                    President and
                                    Chief Executive Officer